Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Second Quarter 2010

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

Alterra believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Alterra by its major brokers; (9) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions; (11) the integration of Harbor Point or new business ventures Alterra may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income	$103,447	$43,758	$139,828	$88,297	136.4%	58.4%
Net operating income [a]	58,774	47,773	99,455	94,706	23.0%	5.0%
Operating cashflow	126,981	80,123	173,781	52,295	58.5%	232.3%
Gross premiums written	398,981	396,509	770,120	830,782	0.6%	(7.3%)
Net premiums earned	293,260	228,785	487,500	419,067	28.2%	16.3%
Total assets	9,974,936	7,292,559	9,974,936	7,292,559	36.8%	36.8%
Total shareholders’ equity	2,926,967	1,363,469	2,926,967	1,363,469	114.7%	114.7%

PER SHARE
Basic earnings per share
Net income	$1.14	$0.77	$1.90	$1.55
Net operating income [a]	0.65	0.84	1.35	1.66
Diluted earnings per share
Net income	$1.13	$0.76	$1.88	$1.54
Net operating income [a]	0.64	0.83	1.33	1.65

Weighted average shares outstanding - basic	91,042,301	57,066,298	73,779,447	56,851,795
Weighted average shares outstanding - diluted	91,661,430	57,638,446	74,524,919	57,411,744

Book value per common share [b]	$24.67	$24.09	$24.67	$24.09	2.4%	2.4%
Diluted book value per share (treasury stock method) [b]	24.55	23.53	24.55	23.53	4.3%	4.3%
Diluted tangible book value per share (treasury stock method) [b]	24.04	22.83	24.04	22.83	5.3%	5.3%

RATIOS
Annualized return on average shareholders’ equity [c]	17.8%	13.3%	14.3%	13.7%
Annualized net operating return on average shareholders’ equity [c]	10.1%	14.6%	10.2%	14.7%

Loss ratio [d]	54.6%	65.1%	58.6%	65.4%
Acquisition cost ratio [d]	16.6%	13.0%	15.0%	11.9%
General and administrative expense ratio [d]	12.1%	12.7%	12.6%	13.0%
Combined ratio [d]	83.3%	90.8%	86.2%	90.3%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on non-hedge fund investments, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 33.
[c]	For detailed calculations see page 30.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$741,684	$690,246	$702,278	$1,056,011	$1,008,178
Fixed maturities, trading at fair value	230,251	219,332	228,696	74,337	63,666
Fixed maturities, available for sale at fair value	5,451,969	3,158,131	3,007,356	2,872,146	3,615,549
Fixed maturities, held to maturity at amortized cost	871,651	954,696	1,005,947	1,026,244	—
Other investments, at fair value	436,757	325,359	318,073	390,972	436,603
Accrued interest income	67,561	51,906	57,215	52,145	47,432
Premiums receivable	780,025	617,560	567,301	546,195	670,443
Losses and benefits recoverable from reinsurers	962,442	1,023,224	1,001,373	985,614	930,483
Deferred acquisition costs	89,881	72,195	65,648	66,451	70,097
Prepaid reinsurance premiums	207,102	232,947	190,613	206,924	246,068
Trades pending settlement	—	—	76,031	38,217	95,919
Goodwill and intangible assets	60,670	48,686	48,686	40,488	40,488
Other assets	74,943	79,924	70,529	73,002	67,633

Total assets	$9,974,936	$7,474,206	$7,339,746	$7,428,746	$7,292,559

LIABILITIES
Property and casualty losses	$3,772,622	$3,220,357	$3,178,094	$3,159,156	$3,058,337
Life and annuity benefits	1,209,031	1,306,916	1,372,513	1,415,836	1,389,052
Deposit liabilities	147,727	149,028	152,629	152,638	153,109
Funds withheld from reinsurers	120,324	138,984	140,079	142,384	140,826
Unearned property and casualty premiums	1,090,323	690,013	628,161	676,342	745,948
Reinsurance balances payable	295,979	168,329	146,085	151,615	190,479
Accounts payable and accrued expenses	81,846	61,955	67,088	92,722	54,964
Trades pending settlement	39,641	35,033	—	—	—
Bank loans	200,000	—	—	—	105,000
Senior notes	90,476	90,475	90,464	91,379	91,375

Total liabilities	7,047,969	5,861,090	5,775,113	5,882,072	5,929,090

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 118,643,363 shares issued and outstanding	118,643	56,980	55,867	57,013	56,599
Additional paid-in capital	2,157,700	744,466	752,309	773,923	772,047
Accumulated other comprehensive income (loss)	102,718	49,822	25,431	41,602	(49,730)
Retained earnings	547,906	761,848	731,026	674,136	584,553

Total shareholders’ equity	2,926,967	1,613,116	1,564,633	1,546,674	1,363,469

Total liabilities and shareholders’ equity	$9,974,936	$7,474,206	$7,339,746	$7,428,746	$7,292,559

Book value per share	$24.67	$28.31	$28.01	$27.13	$24.09

Diluted book value per share (treasury stock method)	$24.55	$27.86	$27.36	$26.54	$23.53

Diluted tangible book value per share (treasury stock method)	$24.04	$27.02	$26.51	$25.85	$22.83

Debt-to-capital ratio [a]	9.0%	5.3%	5.5%	5.6%	6.3%

[a]	Calculated as debt, being bank loans (excluding swap loan) and senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	June 30, 2010 [f]	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	June 30, 2008
REVENUES
Gross premiums written	$398,981	$371,139	$278,333	$265,886	$396,509	$369,292
Reinsurance premiums ceded	(79,715)	(153,220)	(103,143)	(83,290)	(129,669)	(99,115)

Net premiums written	$319,266	$217,919	$175,190	$182,596	$266,840	$270,177

Earned premiums	$391,723	$304,997	$325,078	$329,869	$354,620	$312,657
Earned premiums ceded	(98,463)	(110,757)	(117,805)	(121,853)	(125,835)	(78,047)

Net premiums earned	293,260	194,240	207,273	208,016	228,785	234,610
Net investment income	53,277	48,390	44,668	42,830	41,755	42,507
Net realized and unrealized (losses) gains on investments	(14,786)	6,422	17,325	24,528	21,472	40,830

Total other-than-temporary impairment losses	(1,167)	(698)	(125)	—	(5,190)	(3,130)
Portion of loss recognized in other comprehensive income (loss) before taxes	867	278	(800)	(139)	3,176	—

Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	(3,130)
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	275	344	(196)	819	974	201

Total revenues	331,726	248,976	268,256	276,054	290,972	315,018

LOSSES AND EXPENSES
Net losses and loss expenses	159,817	124,965	114,870	131,778	122,228	78,149
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	108,220
Acquisition costs	48,798	24,244	23,188	27,997	25,059	12,235
Interest expense	7,916	4,942	6,685	5,971	4,744	4,089
Net foreign exchange (gains) losses	(634)	(2,452)	702	406	(3,404)	1
Merger and acquisition expenses	(54,570)	4,744	(224)	(41,350)	4,785	3,988
General and administrative expenses	50,649	36,528	38,458	40,372	36,105	33,502

Total losses and expenses	225,919	210,630	200,655	179,552	244,924	240,184

INCOME BEFORE TAXES	105,807	38,346	67,601	96,502	46,048	74,834
Income tax expense	2,360	1,965	5,009	1,176	2,290	630

NET INCOME	103,447	36,381	62,592	95,326	43,758	74,204

Change in net unrealized gains and losses on fixed maturities securities, net of tax	60,525	34,131	(16,085)	95,794	36,933	(83,761)
Foreign currency translation adjustment	(7,629)	(9,740)	(86)	(4,462)	20,925	(3,427)

COMPREHENSIVE INCOME (LOSS)	$156,343	$60,772	$46,421	$186,658	$101,616	$(12,984)

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	54.6%	64.6%	55.9%	63.4%	65.1%	55.4%
Acquisition cost ratio [b]	16.6%	12.5%	11.1%	13.4%	13.0%	8.6%
General and administrative expense ratio [c]	12.1%	13.4%	14.2%	14.1%	12.7%	15.4%

Combined ratio	83.3%	90.5%	81.2%	90.9%	90.8%	79.4%

Basic earnings per share	$1.14	$0.64	$1.10	$1.67	$0.77	$1.31
Diluted earnings per share	$1.13	$0.63	$1.08	$1.64	$0.76	$1.26
Net operating income per share - diluted [d]	$0.64	$0.71	$1.04	$0.92	$0.83	$1.36
Annualized ROAE [e]	17.8%	9.2%	16.1%	26.2%	13.3%	19.8%
Annualized Net Operating ROAE [e]	10.1%	10.2%	15.5%	14.8%	14.6%	21.3%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 32 for calculation of net operating income per share - diluted.
[e]	See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[f]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	SIX MONTHS ENDED			YEAR ENDED
	June 30, 2010 [e]	June 30, 2009	June 30, 2008	Dec. 31, 2009	Dec. 31, 2008
REVENUES
Gross premiums written	$770,120	$830,782	$675,926	$1,375,001	$1,254,250
Reinsurance premiums ceded	(232,935)	(294,048)	(203,791)	(480,481)	(414,047)

Net premiums written	$537,185	$536,734	$472,135	$894,520	$840,203

Earned premiums	$696,720	$664,002	$522,298	$1,318,949	$1,170,248
Earned premiums ceded	(209,220)	(244,935)	(151,875)	(484,593)	(356,738)

Net premiums earned	487,500	419,067	370,423	834,356	813,510
Net investment income	101,667	82,243	92,133	169,741	181,624
Net realized and unrealized (losses) gains on investments	(8,364)	39,913	16,535	81,765	(234,965)

Total other-than-temporary impairment losses	(1,865)	(5,190)	(3,130)	(5,315)	(16,887)
Portion of loss recognized in other comprehensive income (loss) before taxes	1,145	3,176	—	2,237	—

Net impairment losses recognized in earnings	(720)	(2,014)	(3,130)	(3,078)	(16,887)
Net realized gain on retirement of senior notes	—	—	—	111	2,245
Other income	619	2,280	1,423	2,903	1,458

Total revenues	580,702	541,489	477,384	1,085,798	746,985

LOSSES AND EXPENSES
Net losses and loss expenses	284,782	246,951	171,751	493,599	393,745
Claims and policy benefits	31,602	69,739	123,175	101,093	301,526
Acquisition costs	73,042	45,689	21,848	96,874	52,379
Interest expense	12,858	8,683	16,046	21,339	36,089
Net foreign exchange (gains) losses	(3,086)	(6,880)	13	(5,772)	9,873
Merger and acquisition expenses	(49,826)	10,008	3,988	(31,566)	2,944
General and administrative expenses	87,177	75,165	58,210	153,995	124,515

Total losses and expenses	436,549	449,355	395,031	829,562	921,071

INCOME (LOSS) BEFORE TAXES	144,153	92,134	82,353	256,236	(174,086)
Income tax expense	4,325	3,837	401	10,021	1,232

NET INCOME (LOSS)	139,828	88,297	81,952	246,215	(175,318)

Change in net unrealized gains and losses on fixed maturities securities, net of tax	94,656	(29,165)	(68,812)	50,544	9,882
Foreign currency translation adjustment	(17,369)	24,834	(8,353)	20,286	(34,940)

COMPREHENSIVE INCOME (LOSS)	$217,115	$83,966	$4,787	$317,045	$(200,376)

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	58.6%	65.4%	62.1%	62.4%	68.9%
Acquisition cost ratio [b]	15.0%	11.9%	7.8%	12.1%	9.2%
General and administrative expense ratio [c]	12.6%	13.0%	14.1%	13.6%	13.8%

Combined ratio	86.2%	90.3%	84.0%	88.1%	91.9%

Net income per share - basic	$1.90	$1.55	$1.44	$4.32	$(3.10)
Net income per share - diluted	$1.88	$1.54	$1.38	$4.26	$(3.10)
Net operating income per share - diluted	$1.33	$1.65	$1.45	$3.62	$(2.54)
Annualized ROAE [d]	14.3%	13.7%	10.8%	17.6%	(12.3%)
Annualized Net Operating ROAE [d]	10.2%	14.7%	11.3%	14.9%	(10.1%)

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[e]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2010 (Unaudited) [d]

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$132,312	$119,578	$97,487	$48,802	$398,179	$802	$—	$398,981
Reinsurance premiums ceded	(46,257)	(13,348)	(6,852)	(13,233)	(79,690)	(25)	—	(79,715)

Net premiums written	$86,055	$106,230	$90,635	$35,569	$318,489	$777	$—	$319,266

Earned premiums	$99,874	$174,729	$76,032	$40,286	$390,921	$802	$—	$391,723
Earned premiums ceded	(43,676)	(19,054)	(28,588)	(7,120)	(98,438)	(25)	—	(98,463)

Net premiums earned	56,198	155,675	47,444	33,166	292,483	777	—	293,260
Net investment income	6,261	13,708	1,315	3,035	24,319	12,420	16,538	53,277
Net realized and unrealized losses on investments	(103)	(97)	(1)	(1,284)	(1,485)	(1,860)	(11,441)	(14,786)
Net impairment losses recognized in earnings	—	—	—	—	—	—	(300)	(300)
Other income	—	155	97	173	425	—	(150)	275

Total revenues	62,356	169,441	48,855	35,090	315,742	11,337	4,647	331,726
Net losses and loss expenses	35,927	82,441	29,052	12,397	159,817	—	—	159,817
Claims and policy benefits	—	—	—	—	—	13,943	—	13,943
Acquisition costs	797	32,673	9,135	6,070	48,675	123	—	48,798
Interest expense	240	3,357	—	—	3,597	2,676	1,643	7,916
Net foreign exchange losses (gains)	—	489	—	(1,182)	(693)	—	59	(634)
Merger and acquisition expenses	—	—	—	—	—	—	(54,570)	(54,570)
General and administrative expenses	6,501	14,820	7,986	5,826	35,133	642	14,874	50,649

Total losses and expenses	43,465	133,780	46,173	23,111	246,529	17,384	(37,994)	225,919

Income (loss) before taxes	$18,891	$35,661	$2,682	$11,979	$69,213	$(6,047)	$42,641	$105,807

Loss ratio [a]	63.9%	53.0%	61.2%	37.4%	54.6%
Acquisition cost ratio [b]	1.4%	21.0%	19.3%	18.3%	16.6%
General and administrative expense ratio [c]	11.6%	9.5%	16.8%	17.5%	12.1%

Combined ratio	76.9%	83.5%	97.3%	73.2%	83.3%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED JUNE 30, 2010 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance [b]	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS

Loss ratio	63.9%	53.0%	61.2%	37.4%	54.6%
Acquisition cost ratio	1.4%	21.0%	19.3%	18.3%	16.6%
General and administrative expense ratio	11.6%	9.5%	16.8%	17.5%	12.1%

Combined ratio	76.9%	83.5%	97.3%	73.2%	83.3%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	16.7%	7.4%	0.0%	9.2%	8.3%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	80.6%	60.4%	61.2%	46.6%	62.9%
Acquisition cost ratio	1.4%	21.0%	19.3%	18.3%	16.6%
General and administrative expense ratio	11.6%	9.5%	16.8%	17.5%	12.1%

Combined ratio	93.6%	90.9%	97.3%	82.4%	91.6%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Includes the results for the former Harbor Point Limited from May 12, 2010.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED JUNE 30, 2009 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Historical Harbor Point [c]
UNDERWRITING RATIOS

Loss ratio	74.4%	64.4%	61.4%	52.1%	65.1%	51.1%
Acquisition cost ratio	(0.9%)	17.5%	12.7%	24.8%	13.0%	20.6%
General and administrative expense ratio	10.6%	8.1%	26.3%	22.1%	12.7%	8.7%

Combined ratio	84.1%	90.0%	100.4%	99.0%	90.8%	80.4%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	16.6%	13.4%	4.4%	(5.0%)	10.7%	(0.7%)

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	91.0%	77.8%	65.8%	47.1%	75.8%	50.4%
Acquisition cost ratio	(0.9%)	17.5%	12.7%	24.8%	13.0%	20.6%
General and administrative expense ratio	10.6%	8.1%	26.3%	22.1%	12.7%	8.7%

Combined ratio	100.7%	103.4%	104.8%	94.0%	101.5%	79.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[c]	Provided for informational purposes only.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	June 30, 2008
Gross premiums written	$132,312	$66,421	$125,040	$81,134	$133,911	$122,176
Reinsurance premiums ceded	(46,257)	(38,576)	(66,007)	(41,884)	(49,251)	(49,392)

Net premiums written	$86,055	$27,845	$59,033	$39,250	$84,660	$72,784

Earned premiums	$99,874	$97,041	$109,381	$103,961	$101,551	$93,037
Earned premiums ceded	(43,676)	(47,246)	(53,417)	(54,814)	(50,743)	(44,765)

Net premiums earned	56,198	49,795	55,964	49,147	50,808	48,272
Net investment income	6,261	6,169	6,014	5,898	5,722	4,325
Net realized and unrealized (losses) gains on investments	(103)	306	893	1,298	1,003	3,361
Other income	—	(11)	—	91	—	46

Total revenues	62,356	56,259	62,871	56,434	57,533	56,004
Net losses and loss expenses	35,927	37,279	26,326	31,756	37,809	38,694
Acquisition costs	797	(309)	270	369	(470)	(356)
Interest expense	240	234	781	—	—	—
General and administrative expenses	6,501	5,897	6,798	7,281	5,415	5,572

Total losses and expenses	43,465	43,101	34,175	39,406	42,754	43,910

Income before taxes	$18,891	$13,158	$28,696	$17,028	$14,779	$12,094

Loss ratio	63.9%	74.9%	47.0%	64.6%	74.4%	80.2%
Acquisition cost ratio	1.4%	(0.6%)	0.5%	0.8%	(0.9%)	(0.7%)
General and administrative expense ratio	11.6%	11.8%	12.2%	14.8%	10.6%	11.5%

Combined ratio	76.9%	86.1%	59.7%	80.2%	84.1%	91.0%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010 [a]	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	June 30, 2008
Gross premiums written	$119,578	$154,851	$66,732	$94,118	$95,196	$101,602
Reinsurance premiums ceded	(13,348)	(45,351)	569	(11,106)	(18,085)	(18,671)

Net premiums written	$106,230	$109,500	$67,301	$83,012	$77,111	$82,931

Earned premiums	$174,729	$95,743	$111,440	$128,458	$112,550	$99,917
Earned premiums ceded	(19,054)	(15,958)	(13,867)	(25,367)	(22,825)	(16,166)

Net premiums earned	155,675	79,785	97,573	103,091	89,725	83,751

Net investment income	13,708	10,904	10,613	10,404	9,975	9,555
Net realized and unrealized (losses) gains on investments	(97)	318	2,073	3,040	2,385	9,483
Other income	155	—	—	—	12	—

Total revenues	169,441	91,007	110,259	116,535	102,097	102,789

Net losses and loss expenses	82,441	50,065	61,718	68,728	57,813	32,699
Acquisition costs	32,673	14,966	17,578	20,299	15,734	12,542
Interest expense	3,357	1,701	4,191	1,706	1,191	(598)
Net foreign exchange losses	489	—	—	—	—	—
General and administrative expenses	14,820	8,959	8,174	8,857	7,223	9,189

Total losses and expenses	133,780	75,691	91,661	99,590	81,961	53,832

Income before taxes	$35,661	$15,316	$18,598	$16,945	$20,136	$48,957

Loss ratio	53.0%	62.7%	63.3%	66.7%	64.4%	39.0%
Acquisition cost ratio	21.0%	18.8%	18.0%	19.7%	17.5%	15.0%
General and administrative expense ratio	9.5%	11.2%	8.3%	8.5%	8.1%	11.0%

Combined ratio	83.5%	92.7%	89.6%	94.9%	90.0%	65.0%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT SELECTED FINANCIAL INFORMATION [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009
Gross premiums written	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141
Net premiums earned	226,291	215,050	230,516	238,953	221,120	220,103
Net losses and loss expenses	136,158	129,727	108,941	113,625	118,613	115,706
Acquisition costs	47,179	42,689	46,708	50,167	42,586	43,280
General and administrative expenses	16,527	16,824	23,680	19,726	18,520	19,201
Loss ratio	60.2%	60.3%	47.3%	47.6%	53.6%	52.6%
Acquisition cost ratio	20.8%	19.9%	20.3%	21.0%	19.3%	19.7%
General and administrative expense ratio	7.3%	7.8%	10.2%	8.2%	8.4%	8.7%

Combined ratio	88.3%	88.0%	77.8%	76.8%	81.3%	81.0%

[a]	This information is based on historical Alterra reinsurance segment financial information adjusted to include Harbor Point historical financial information as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions and to reflect the amortization of certain acquisition accounting fair value adjustments.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	June 30, 2008
Gross premiums written	$97,487	$76,887	$66,210	$69,419	$81,016	$51,916
Reinsurance premiums ceded	(6,852)	(49,227)	(36,517)	(26,259)	(51,659)	(30,897)

Net premiums written	$90,635	$27,660	$29,693	$43,160	$29,357	$21,019

Earned premiums	$76,032	$73,890	$71,061	$68,175	$63,078	$26,105
Earned premiums ceded	(28,588)	(39,977)	(42,886)	(37,074)	(41,657)	(16,961)

Net premiums earned	47,444	33,913	28,175	31,101	21,421	9,144

Net investment income	1,315	1,341	1,438	1,461	1,495	1,875
Net realized and unrealized (losses) gains on investments	(1)	—	84	—	—	—
Other income	97	5	42	52	372	—

Total revenues	48,855	35,259	29,739	32,614	23,288	11,019

Net losses and loss expenses	29,052	21,363	16,312	21,266	13,149	6,756
Acquisition costs	9,135	3,674	1,628	1,926	2,723	(58)
General and administrative expenses	7,986	8,472	10,034	7,804	5,635	7,083

Total losses and expenses	46,173	33,509	27,974	30,996	21,507	13,781

Income (loss) before taxes	$2,682	$1,750	$1,765	$1,618	$1,781	$(2,762)

Loss ratio	61.2%	63.0%	57.9%	68.4%	61.4%	73.9%
Acquisition cost ratio	19.3%	10.8%	5.8%	6.2%	12.7%	(0.7%)
General and administrative expense ratio	16.8%	25.0%	35.6%	25.1%	26.3%	77.5%

Combined ratio	97.3%	98.8%	99.3%	99.7%	100.4%	150.7%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Gross premiums written	$48,802	$72,117	$18,344	$21,087	$45,363
Reinsurance premiums ceded	(13,233)	(19,959)	(921)	(4,015)	(10,647)

Net premiums written	$35,569	$52,158	$17,423	$17,072	$34,716

Earned premiums	$40,286	$37,460	$31,189	$29,147	$36,418
Earned premiums ceded	(7,120)	(7,469)	(7,368)	(4,572)	(10,583)

Net premiums earned	33,166	29,991	23,821	24,575	25,835

Net investment income	3,035	2,017	1,172	1,749	645
Net realized and unrealized (losses) gains on investments	(1,284)	(182)	3	1,400	720
Other income	173	178	183	(33)	436

Total revenues	35,090	32,004	25,179	27,691	27,636

Net losses and loss expenses	12,397	16,258	10,514	10,028	13,457
Acquisition costs	6,070	5,767	3,339	5,250	6,395
Net foreign exchange (gains) losses	(1,182)	(2,709)	69	42	(1,656)
General and administrative expenses	5,826	2,713	4,116	5,423	5,712

Total losses and expenses	23,111	22,029	18,038	20,743	23,908

Income before taxes	$11,979	$9,975	$7,141	$6,948	$3,728

Loss ratio	37.4%	54.2%	44.1%	40.8%	52.1%
Acquisition cost ratio	18.3%	19.2%	14.0%	21.4%	24.8%
General and administrative expense ratio	17.5%	9.1%	17.3%	22.0%	22.1%

Combined ratio	73.2%	82.5%	75.4%	84.2%	99.0%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	June 30, 2008
Gross premiums written	$802	$863	$2,007	$128	$41,023	$93,598
Reinsurance premiums ceded	(25)	(107)	(267)	(26)	(27)	(155)

Net premiums written	$777	$756	$1,740	$102	$40,996	$93,443

Earned premiums	$802	$863	$2,007	$128	$41,023	$93,598
Earned premiums ceded	(25)	(107)	(267)	(26)	(27)	(155)

Net premiums earned	777	756	1,740	102	40,996	93,443

Net investment income	12,420	13,099	13,367	13,143	12,917	10,780
Net realized and unrealized (losses) gains on investments	(1,860)	5,916	8,192	11,932	9,346	16,904
Other income	—	(28)	(120)	—	—	—

Total revenues	11,337	19,743	23,179	25,177	63,259	121,127

Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	108,220
Acquisition costs	123	146	373	153	677	107
Interest expense	2,676	1,363	525	2,349	837	(247)
General and administrative expenses	642	657	606	829	657	880

Total losses and expenses	17,384	19,825	18,480	17,709	57,578	108,960

(Loss) income before taxes	$(6,047)	$(82)	$4,699	$7,468	$5,681	$12,167

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
Gross Premiums Written by Type of Risk:		June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	June 30, 2008
Property & Casualty:
Insurance:
Aviation	S	$6,615	$2,349	$39,520	$13,495	$10,634	$9,614
Excess Liability	L	33,198	23,648	26,683	19,084	33,352	41,859
Professional Liability	L	65,216	27,573	45,059	39,146	63,258	48,215
Property	S	27,283	12,851	13,778	9,409	26,667	22,488

		132,312	66,421	125,040	81,134	133,911	122,176
Reinsurance [a]:
Agriculture	S	(2,513)	35,806	2,212	(95)	(233)	62
Auto	S	66	—	—	—	—	—
Aviation	S	8,561	4,822	9,380	10,477	10,699	17,699
Credit/ Surety	L	(1,491)	—	—	—	—	—
General Casualty	L	(857)	13,051	5,781	7,279	(2,016)	2,140
Marine & Energy	S	5,004	4,100	3,599	5,987	(343)	(1,181)
Medical Malpractice	L	7,813	27,155	11,086	2,567	17,437	24,694
Other	S	92	989	29	—	402	930
Professional Liability	L	32,005	11,919	25,609	20,992	15,219	11,500
Property	S	61,058	45,933	(2,375)	13,541	33,692	37,774
Whole Account	S/L	2,362	2,573	2,947	2,546	1,588	2,674
Workers’ Compensation	L	7,478	8,503	8,464	30,824	18,751	5,310

		119,578	154,851	66,732	94,118	95,196	101,602
U.S. Specialty:
General Liability	L	27,625	23,014	18,756	27,267	22,816	11,950
Marine	S	17,996	16,063	15,443	16,168	14,968	10,022
Professional Liability	L	3,667	2,246	576	—	—	—
Property	S	48,199	35,564	31,435	25,984	43,232	29,944

		97,487	76,887	66,210	69,419	81,016	51,916
Alterra at Lloyd’s [b]:
Accident & Health	S	6,022	13,410	1,245	3,692	5,255	—
Aviation	S	2,565	4,403	2,611	—	—	—
Financial Institutions	L	4,846	6,088	5,446	6,873	7,679	—
International Casualty	L	6,182	13,684	—	—	—	—
Professional Liability	L	4,161	6,896	5,290	5,284	6,530	—
Property	S	25,026	27,636	3,752	5,238	25,899	—

		48,802	72,117	18,344	21,087	45,363	—

Aggregate Property & Casualty		$398,179	$370,276	$276,326	$265,758	$355,486	$275,694

Life & Annuity:
Annuity		6	$—	$—	$—	$—	$92,821
Life		796	863	2,007	128	41,023	777

Aggregate Life & Annuity		802	863	2,007	128	41,023	93,598

Aggregate P&C and Life & Annuity		$398,981	$371,139	$278,333	$265,886	$396,509	$369,292

[a] Includes the results for Harbor Point from May 12, 2010.
[b] Includes the results for Alterra at Lloyd’s from November 6, 2008.

S = Short tail lines		$207,155	$203,926	$120,629	$103,896	$170,872	$127,352
L = Long tail lines		191,024	166,350	155,697	161,862	184,614	148,342

Aggregate Property & Casualty		$398,179	$370,276	$276,326	$265,758	$355,486	$275,694

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
Gross Premiums Written by Type of Risk:		June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Agriculture	S	$(4,643)	$55,944	$2,153	$(96)	$(262)	$91,196
Auto	S	14,359	18,063	19,531	12,828	11,288	15,148
Aviation	S	8,586	6,191	9,395	18,154	10,760	4,509
Credit/ Surety	L	1,530	23,555	9,058	369	2,440	8,828
General Casualty	L	6,724	42,398	15,607	31,167	10,225	36,892
Marine & Energy	S	5,220	21,128	4,033	8,565	(3,731)	37,799
Medical Malpractice	L	6,424	33,804	11,093	7,077	21,783	36,417
Other	S	294	5,664	168	(57)	485	3,011
Professional Liability	L	51,615	55,812	37,407	60,373	53,705	50,629
Property	S	96,745	138,958	2,260	34,240	118,581	142,118
Whole Account	S/L	3,095	47,135	6,578	4,569	18,503	5,369
Workers’ Compensation	L	7,197	11,966	8,164	33,693	19,161	29,225

Aggregate Pro Forma Reinsurance Segment		$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

[a]	This information is based on historical Alterra reinsurance segment gross premiums written adjusted to include Harbor Point historical gross premiums written as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions. The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation with Harbor Point had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) [d]

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$198,733	$274,429	$174,374	$120,919	$768,455	$1,665	$—	$770,120
Reinsurance premiums ceded	(84,833)	(58,699)	(56,079)	(33,192)	(232,803)	(132)	—	(232,935)

Net premiums written	$113,900	$215,730	$118,295	$87,727	$535,652	$1,533	$—	$537,185

Earned premiums	$196,915	$270,472	$149,922	$77,746	$695,055	$1,665	$—	$696,720
Earned premiums ceded	(90,922)	(35,012)	(68,565)	(14,589)	(209,088)	(132)	—	(209,220)

Net premiums earned	105,993	235,460	81,357	63,157	485,967	1,533	—	487,500
Net investment income	12,430	24,612	2,656	5,052	44,750	25,519	31,398	101,667
Net realized and unrealized gains (losses) on investments	203	221	(1)	(1,466)	(1,043)	4,056	(11,377)	(8,364)
Net impairment losses recognized in earnings	—	—	—	—	—	—	(720)	(720)
Other income	(11)	155	102	351	597	(28)	50	619

Total revenues	118,615	260,448	84,114	67,094	530,271	31,080	19,351	580,702
Net losses and loss expenses	73,206	132,506	50,415	28,655	284,782	—	—	284,782
Claims and policy benefits	—	—	—	—	—	31,602	—	31,602
Acquisition costs	488	47,639	12,809	11,837	72,773	269	—	73,042
Interest expense	474	5,058	—	—	5,532	4,039	3,287	12,858
Net foreign exchange losses (gains)	—	489	—	(3,891)	(3,402)	—	316	(3,086)
Merger and acquisition expenses	—	—	—	—	—	—	(49,826)	(49,826)
General and administrative expenses	12,398	23,779	16,458	8,539	61,174	1,299	24,704	87,177

Total losses and expenses	86,566	209,471	79,682	45,140	420,859	37,209	(21,519)	436,549

Income (loss) before taxes	$32,049	$50,977	$4,432	$21,954	$109,412	$(6,129)	$40,870	$144,153

Loss ratio [a]	69.1%	56.3%	62.0%	45.4%	58.6%
Acquisition cost ratio [b]	0.5%	20.2%	15.7%	18.7%	15.0%
General and administrative expense ratio [c]	11.6%	10.1%	20.2%	13.5%	12.6%

Combined ratio	81.2%	86.6%	97.9%	77.6%	86.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance [b]	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS

Loss ratio	69.1%	56.3%	62.0%	45.4%	58.6%
Acquisition cost ratio	0.5%	20.2%	15.7%	18.7%	15.0%
General and administrative expense ratio	11.6%	10.1%	20.2%	13.5%	12.6%

Combined ratio	81.2%	86.6%	97.9%	77.6%	86.2%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	14.0%	8.8%	0.9%	7.4%	8.5%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	83.1%	65.1%	62.9%	52.8%	67.1%
Acquisition cost ratio	0.5%	20.2%	15.7%	18.7%	15.0%
General and administrative expense ratio	11.6%	10.1%	20.2%	13.5%	12.6%

Combined ratio	95.2%	95.4%	98.8%	85.0%	94.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Includes the results for Harbor Point from May 12, 2010.

CONSOLIDATED UNDERWRITING RATIOS - SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Historical Harbor Point [c]
UNDERWRITING RATIOS

Loss ratio	73.6%	66.3%	58.9%	50.1%	65.4%	49.0%
Acquisition cost ratio	(1.9%)	17.7%	9.2%	20.5%	11.9%	20.9%
General and administrative expense ratio	10.5%	7.9%	31.3%	22.3%	13.0%	9.2%

Combined ratio	82.2%	91.9%	99.4%	92.9%	90.3%	79.1%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	15.3%	9.0%	2.2%	(1.7%)	8.6%	(0.2%)

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	88.9%	75.3%	61.1%	48.4%	74.0%	48.8%
Acquisition cost ratio	(1.9%)	17.7%	9.2%	20.5%	11.9%	20.9%
General and administrative expense ratio	10.5%	7.9%	31.3%	22.3%	13.0%	9.2%

Combined ratio	97.5%	100.9%	101.6%	91.2%	98.9%	78.9%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[c]	Provided for informational purposes only.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2010	June 30, 2009	June 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$198,733	$221,593	$195,380	$427,767	$389,368
Reinsurance premiums ceded	(84,833)	(104,192)	(94,783)	(212,083)	(198,098)

Net premiums written	$113,900	$117,401	$100,597	$215,684	$191,270

Earned premiums	$196,915	$203,748	$184,828	$417,090	$371,080
Earned premiums ceded	(90,922)	(102,896)	(93,978)	(211,127)	(189,125)

Net premiums earned	105,993	100,852	90,850	205,963	181,955

Net investment income	12,430	10,963	8,380	22,875	18,437
Net realized and unrealized gains (losses) on investments	203	2,239	1,361	4,430	(23,499)
Other income	(11)	1,147	1,112	1,238	1,112

Total revenues	118,615	115,201	101,703	234,506	178,005

Net losses and loss expenses	73,206	74,273	69,805	132,355	142,150
Acquisition costs	488	(1,872)	(1,202)	(1,233)	(2,810)
Interest expense	474	—	—	781	—
General and administrative expenses	12,398	10,544	10,852	24,623	21,101

Total losses and expenses	86,566	82,945	79,455	156,526	160,441

Income before taxes	$32,049	$32,256	$22,248	$77,980	$17,564

Loss ratio	69.1%	73.6%	76.8%	64.3%	78.1%
Acquisition cost ratio	0.5%	(1.9%)	(1.3%)	(0.6%)	(1.5%)
General and administration expense ratio	11.6%	10.5%	11.9%	12.0%	11.6%

Combined ratio	81.2%	82.2%	87.5%	75.6%	88.2%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2010 [a]	June 30, 2009	June 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$274,429	$328,178	$305,027	$489,028	$419,509
Reinsurance premiums ceded	(58,699)	(69,468)	(57,923)	(80,005)	(92,421)

Net premiums written	$215,730	$258,710	$247,104	$409,023	$327,088

Earned premiums	$270,472	$236,536	$200,531	$476,434	$426,157
Earned premiums ceded	(35,012)	(49,344)	(29,763)	(88,578)	(84,366)

Net premiums earned	235,460	187,192	170,768	387,856	341,791

Net investment income	24,612	19,203	19,440	40,220	36,069
Net realized and unrealized gains (losses) on investments	221	5,427	2,998	10,540	(51,096)
Other income	155	12	—	12	—

Total revenues	260,448	211,834	193,206	438,628	326,764

Net losses and loss expenses	132,506	124,028	91,336	254,474	218,749
Acquisition costs	47,639	33,197	22,506	71,074	51,328
Interest expense	5,058	694	2,445	6,591	7,516
Net foreign exchange losses	489	—	—	—	—
General and administrative expenses	23,779	14,747	15,795	31,778	28,548

Total losses and expenses	209,471	172,666	132,082	363,917	306,141

Income before taxes	$50,977	$39,168	$61,124	$74,711	$20,623

Loss ratio	56.3%	66.3%	53.5%	65.6%	64.0%
Acquisition cost ratio	20.2%	17.7%	13.2%	18.3%	15.0%
General and administration expense ratio	10.1%	7.9%	9.2%	8.2%	8.4%

Combined ratio	86.6%	91.9%	75.9%	92.1%	87.4%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2010	June 30, 2009	June 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$174,374	$149,849	$81,268	$285,478	$194,353
Reinsurance premiums ceded	(56,079)	(92,320)	(50,799)	(155,096)	(118,710)

Net premiums written	$118,295	$57,529	$30,469	$130,382	$75,643

Earned premiums	$149,922	$117,434	$42,688	$256,670	$121,172
Earned premiums ceded	(68,565)	(74,608)	(27,848)	(154,568)	(77,374)

Net premiums earned	81,357	42,826	14,840	102,102	43,798

Net investment income	2,656	3,088	3,810	5,987	7,235
Net realized and unrealized (losses) gains on investments	(1)	148	—	232	(523)
Other income	102	220	—	314	303

Total revenues	84,114	46,282	18,650	108,635	50,813

Net losses and loss expenses	50,415	25,234	10,610	62,812	30,376
Acquisition costs	12,809	3,947	285	7,501	3,039
General and administrative expenses	16,458	13,391	12,276	31,229	27,235

Total losses and expenses	79,682	42,572	23,171	101,542	60,650

Income (loss) before taxes	$4,432	$3,710	$(4,521)	$7,093	$(9,837)

Loss ratio	62.0%	58.9%	71.5%	61.5%	69.4%
Acquisition cost ratio	15.7%	9.2%	1.9%	7.4%	6.9%
General and administration expense ratio	20.2%	31.3%	82.7%	30.6%	62.2%

Combined ratio	97.9%	99.4%	156.1%	99.5%	138.5%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2010	June 30, 2009	Dec. 31, 2009	Dec. 31, 2008 [a]
Gross premiums written	$120,919	$89,542	$128,973	$8,844
Reinsurance premiums ceded	(33,192)	(27,948)	(32,884)	(4,294)

Net premiums written	$87,727	$61,594	$96,089	$4,550

Earned premiums	$77,746	$64,664	$125,000	$9,663
Earned premiums ceded	(14,589)	(17,967)	(29,907)	(5,349)

Net premiums earned	63,157	46,697	95,093	4,314

Net investment income	5,052	1,467	4,388	542
Net realized and unrealized (losses) gains on investments	(1,466)	1,187	2,590	508
Other income	351	508	658	160

Total revenues	67,094	49,859	102,729	5,524

Net losses and loss expenses	28,655	23,416	43,958	2,470
Acquisition costs	11,837	9,547	18,136	981
Net foreign exchange gains	(3,891)	(5,166)	(5,055)	(382)
General and administrative expenses	8,539	10,433	19,972	2,525

Total losses and expenses	45,140	38,230	77,011	5,594

Income (loss) before taxes	$21,954	$11,629	$25,718	$(70)

Loss ratio	45.4%	50.1%	46.2%	57.3%
Acquisition cost ratio	18.7%	20.5%	19.1%	22.7%
General and administration expense ratio	13.5%	22.3%	21.0%	58.5%

Combined ratio	77.6%	92.9%	86.3%	138.5%

[a]	Includes the results for Alterra at Lloyd’s from November 6, 2008.

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2010	June 30, 2009	June 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$1,665	$41,620	$94,251	$43,755	$242,176
Reinsurance premiums ceded	(132)	(120)	(286)	(413)	(524)

Net premiums written	$1,533	$41,500	$93,965	$43,342	$241,652

Earned premiums	$1,665	$41,620	$94,251	$43,755	$242,176
Earned premiums ceded	(132)	(120)	(286)	(413)	(524)

Net premiums earned	1,533	41,500	93,965	43,342	241,652

Net investment income	25,519	24,483	20,585	50,993	40,058
Net realized and unrealized gains (losses) on investments	4,056	17,214	6,535	37,338	(100,921)
Other income	(28)	—	—	(120)	—

Total revenues	31,080	83,197	121,085	131,553	180,789

Claims and policy benefits	31,602	69,739	123,175	101,093	301,526
Acquisition costs	269	870	259	1,396	(159)
Interest expense	4,039	454	2,244	3,328	6,818
General and administrative expenses	1,299	1,351	1,491	2,786	2,917

Total losses and expenses	37,209	72,414	127,169	108,603	311,102

(Loss) income before taxes	$(6,129)	$10,783	$(6,084)	$22,950	$(130,313)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
Gross Premiums Written by Type of Risk:		June 30, 2010	June 30, 2009	June 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Property & Casualty:
Insurance:
Aviation	S	$8,964	$16,819	$12,813	$69,834	$53,034
Excess Liability	L	56,846	68,000	75,774	113,767	123,490
Professional Liability	L	92,789	95,699	73,716	179,904	159,140
Property	S	40,134	41,075	33,077	64,262	53,704

		198,733	221,593	195,380	427,767	389,368
Reinsurance [a]:
Agriculture	S	33,293	87,433	85,054	89,550	80,454
Auto	S	66	—	—	—	—
Aviation	S	13,383	14,858	23,520	34,715	31,555
Credit/ Surety	L	(1,491)	—	—	—	—
General Casualty	L	12,194	16,125	7,352	29,185	10,165
Marine & Energy	S	9,104	8,735	5,274	18,321	12,769
Medical Malpractice	L	34,968	53,830	56,869	67,483	77,133
Other	S	1,081	2,268	4,018	2,297	1,934
Professional Liability	L	43,924	24,930	23,763	71,531	38,718
Property	S	106,991	75,873	79,230	87,039	99,280
Whole Account	S/L	4,935	5,963	7,887	11,456	12,906
Workers’ Compensation	L	15,981	38,163	12,060	77,451	54,595

		274,429	328,178	305,027	489,028	419,509
U.S. Specialty:
General Liability	L	50,639	41,759	20,422	87,782	59,838
Marine	S	34,059	29,749	14,392	61,360	38,667
Professional Liability	L	5,913	—	—	576	—
Property	S	83,763	78,341	46,454	135,760	95,848

		174,374	149,849	81,268	285,478	194,353
Alterra at Lloyd’s [b]:
Accident & Health	S	19,432	17,665	—	22,602	408
Aviation	S	6,968	—	—	2,611	—
Financial Institutions	L	10,934	11,503	—	23,822	4,062
International Casualty	L	19,866	—	—	—	—
Professional Liability	L	11,057	9,315	—	19,889	2,928
Property	S	52,662	51,059	—	60,049	1,446

		120,919	89,542	—	128,973	8,844

Aggregate Property & Casualty		$768,455	$789,162	$581,675	$1,331,246	$1,012,074

Life & Annuity:
Annuity		$6	$—	$92,821	$—	$239,555
Life		1,659	41,620	1,430	43,755	2,621

Aggregate Life & Annuity		1,665	41,620	94,251	43,755	242,176

Aggregate P&C and Life & Annuity		$770,120	$830,782	$675,926	$1,375,001	$1,254,250

[a] Includes the results for Harbor Point from May 12, 2010.
[b] Includes the results for Alterra at Lloyd’s from November 6, 2008.

S = Short tail lines		$412,368	$423,875	$303,832	$648,400	$469,099
L = Long tail lines		356,087	365,287	277,843	682,846	542,975

Aggregate Property & Casualty		$768,455	$789,162	$581,675	$1,331,246	$1,012,074

ALTERRA CAPITAL HOLDINGS LIMITED

AMALGAMATION WITH HARBOR POINT (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

Number of Harbor Point common shares (including unvested restricted Harbor Point common shares) outstanding at May 12, 2010		16,542,489
Exchange ratio		3.7769
Total Alterra common shares issued [a]		62,479,281
Closing price of Alterra common shares on May 12, 2010		$22.98

Purchase price before adjustments for stock based compensation		1,435,774
Fair value of Harbor Point options and Harbor Point warrants outstanding at May 12, 2010		74,278
Unrecognized compensation on unvested Harbor Point options and restricted Harbor Point common shares		(28,265)

Total purchase price		$1,481,787

Fair value of assets acquired:
Cash and investments	2,662,968
Net premiums receivables	354,496
Other assets	30,149

Tangible assets acquired		3,047,613
Fair value of intangible assets [b]		12,200
Fair value of liabilities acquired:
Net loss reserves	836,677
Net unearned premiums	370,500
Other liabilities	275,061

Liabilities acquired		1,482,238

Negative goodwill gain		$95,788

[a]	Adjusted for rounding
[b]	Provisional estimate

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As at June 30, 2010	Investment Distribution	As at Dec. 31, 2009	Investment Distribution	As at June 30, 2010	Investment Distribution	As at Dec. 31, 2009	Investment Distribution
Cash and cash equivalents	$741,684	9.6%	$702,278	13.4%	$741,684	9.4%	$702,278	13.3%

U.S. government and agencies	1,130,700	14.6%	525,427	10.0%	1,130,700	14.4%	525,427	9.9%
Non-U.S. governments	74,108	1.0%	82,027	1.5%	74,108	0.9%	82,027	1.6%
Corporate securities	2,697,593	34.9%	1,375,999	26.2%	2,697,593	34.5%	1,375,999	26.0%
Municipal securities	208,628	2.7%	83,658	1.6%	208,628	2.7%	83,658	1.6%
Asset-backed securities	98,265	1.3%	102,006	1.9%	98,265	1.3%	102,006	1.9%
Residential mortgage-backed securities	1,115,574	14.4%	763,974	14.5%	1,115,574	14.2%	763,974	14.5%
Commercial mortgage-backed securities	357,352	4.6%	302,961	5.8%	357,352	4.6%	302,961	5.7%

Fixed maturities carried at fair value	$5,682,220	73.5%	$3,236,052	61.5%	$5,682,220	72.6%	$3,236,052	61.2%

Other investments carried at fair value	$436,757	5.6%	$318,073	6.0%	$436,757	5.6%	$318,073	6.0%

Total investments carried at fair value	$6,860,661	88.7%	$4,256,403	80.9%	$6,860,661	87.6%	$4,256,403	80.5%

U.S. government and agencies	$22,688	0.3%	$14,050	0.3%	$23,852	0.3%	$13,535	0.3%
Non-U.S. governments	492,728	6.4%	573,250	10.9%	556,008	7.1%	584,284	11.0%
Corporate securities	356,235	4.6%	418,647	7.9%	387,443	5.0%	435,732	8.2%

Fixed maturities carried at amortized cost	$871,651	11.3%	$1,005,947	19.1%	$967,303	12.4%	$1,033,551	19.5%

Total invested assets	$7,732,312	100.0%	$5,262,350	100.0%	$7,827,964	100.0%	$5,289,954	100.0%

As at June 30, 2010, the weighted average book yield of the cash and fixed maturities portfolio was 3.33%, and the weighted average duration was 4.0 years.

Credit Ratings	As at June 30, 2010	Ratings Distribution	As at Dec. 31, 2009	Ratings Distribution	As at June 30, 2010	Ratings Distribution	As at Dec. 31, 2009	Ratings Distribution
U.S. government and agencies [a]	$2,148,230	32.8%	$1,214,895	28.6%	$2,148,230	32.3%	$1,214,895	28.5%
AAA	1,162,805	17.7%	720,364	17.0%	1,162,805	17.5%	720,364	16.9%
AA	607,171	9.3%	325,997	7.7%	607,171	9.1%	325,997	7.6%
A	1,334,267	20.3%	731,723	17.3%	1,334,267	20.1%	731,723	17.1%
BBB	207,243	3.2%	100,841	2.4%	207,243	3.1%	100,841	2.4%
BB	29,931	0.5%	34,781	0.8%	29,931	0.5%	34,781	0.8%
B or lower	192,573	2.9%	107,451	2.5%	192,573	2.9%	107,451	2.5%

Fixed maturities carried at fair value	$5,682,220	86.7%	$3,236,052	76.3%	$5,682,220	85.5%	$3,236,052	75.8%

U.S. Government and Agencies	22,688	0.4%	14,050	0.3%	23,852	0.4%	13,535	0.3%
AAA	586,033	8.9%	717,954	16.9%	660,723	9.9%	734,595	17.2%
AA	110,509	1.7%	101,675	2.4%	118,070	1.8%	105,296	2.5%
A	138,655	2.1%	158,141	3.7%	149,101	2.2%	165,172	3.9%
BBB	12,498	0.2%	12,672	0.3%	14,098	0.2%	13,478	0.3%
BB	—	—	—	—	—	—	—	—
B or lower	1,268	0.0%	1,455	0.1%	1,459	0.0%	1,475	0.0%

Fixed maturities carried at amortized cost	$871,651	13.3%	$1,005,947	23.7%	$967,303	14.5%	$1,033,551	24.2%

Total fixed maturities	$6,553,871	100.0%	$4,241,999	100.0%	$6,649,523	100.0%	$4,269,603	100.0%

[a] Included within US government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,017,530 (December 31, 2009: $689,468)

	Quarter Ended 30-Jun-10	Quarter Ended 31-Mar-10	Quarter Ended 31-Dec-09	Quarter Ended 30-Sep-09	Quarter Ended 30-Jun-09	Quarter Ended 30-Jun-08
Net investment income	$53,277	$48,390	$44,668	$42,830	$41,755	$42,507

Realized and unrealized (losses) gains on trading fixed maturities	(1,284)	(182)	3	1,400	720	—
Net realized gains (losses) on available for sale fixed maturities	2,425	838	3,234	(655)	(654)	1,337
Change in fair value of hedge funds	(3,323)	7,370	13,555	23,200	21,514	39,202
Change in fair value of non-hedge fund other investments	(12,604)	(1,604)	533	583	(108)	291

Net realized and unrealized (losses) gains on investments	$(14,786)	$6,422	$17,325	$24,528	$21,472	$40,830

Net impairment losses recognized in earnings	$(300)	$(420)	$(925)	$(139)	$(2,014)	$(3,130)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

				Periodic Rate of Return
		As at June 30, 2010		Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Cash and fixed maturities		$7,295,555		2.58%	4.31%	9.22%	4.71%

Convertible arbitrage		$—		0.00%	0.00%	0.00%	0.15%
Distressed securities		58,131		(0.52%)	3.75%	19.73%	7.55%
Diversified arbitrage		31,376		0.75%	4.49%	12.99%	(1.67%)
Emerging markets		16,663		1.75%	1.60%	14.85%	5.63%
Event-driven arbitrage		36,583		(4.11%)	(2.89%)	11.34%	5.91%
Fixed income arbitrage		13,541		3.16%	1.53%	7.34%	15.44%
Fund of funds		50,271		(1.06%)	(1.06%)	(1.06%)	(0.21%)
Global macro		35,037		1.85%	4.62%	8.18%	6.51%
Long / short credit		9,733		0.17%	3.26%	13.34%	6.48%
Long / short equity		104,406		(1.68%)	0.38%	5.38%	4.76%
Opportunistic		2,724		(0.29%)	(1.47%)	(6.12%)	(7.93%)

Hedge funds **		358,465		(0.69%)	1.29%	8.08%	3.57%

Catastrophe bonds		46,252
Derivatives		2,895
Structured deposits		24,250
Equity investments		4,895

Other investments		$436,757

Total invested assets		$7,732,312

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]				(2.55%)	(1.17%)	4.73%	2.34%

Hedge Fund Performance History – 60 months ended June 30, 2010
Annual standard deviation	6.84%

Monthly performance	2010	2009	2008	2007	2006	2005
January	0.79%	2.13%	(1.37%)	1.28%	2.75%
February	0.17%	0.65%	1.83%	1.50%	0.39%
March	1.02%	(0.76%)	(2.58%)	1.90%	1.22%
April	0.88%	(0.84%)	(0.13%)	2.30%	1.89%
May	(0.73%)	2.45%	2.51%	2.59%	(1.74%)
June	(0.83%)	1.53%	0.93%	0.85%	(0.66%)
July		1.40%	(4.12%)	0.99%	(0.71%)	1.33%
August		0.78%	(2.14%)	(1.62%)	0.02%	0.98%
September		1.71%	(7.31%)	1.85%	(2.04%)	1.84%
October		1.53%	(4.85%)	4.15%	1.37%	(1.45%)
November		0.35%	(1.75%)	0.10%	1.81%	0.61%
December		0.77%	(1.92%)	(0.13%)	1.96%	1.37%

Quarterly performance
Q1	1.99%	2.00%	(2.15%)	4.75%	4.41%
Q2	(0.69%)	3.14%	3.33%	5.83%	(0.54%)
Q3		3.94%	(13.03%)	1.18%	(2.72%)	4.21%
Q4		2.66%	(8.31%)	4.11%	5.22%	0.51%
Period return	1.28%	12.27%	(19.38%)	16.78%	6.30%	4.75%

Past	performance should not be considered to be a reliable indicator of future performance.
[a]	As reported by HFRI as at August 2, 2010
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS - AS AT JUNE 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	JUNE 30, 2010
	Amortized Cost	Fair Value
Issuer
JP Morgan Chase & Co	53,220	54,643
Bank of America	46,671	47,251
Morgan Stanley	41,998	42,312
Goldman Sachs Group Inc	39,968	40,113
Wells Fargo & Co	38,896	39,239
Lloyds Banking Group Plc	33,384	34,389
Citigroup Inc	27,169	27,586
Credit Suisse Group	26,931	27,337
Federal Republic of Germany	26,052	26,788
General Electric	25,847	26,449
Metlife Inc	25,035	25,425
Duke Energy Corp	21,704	22,902
UK Financial Investments Ltd.	21,365	21,241
United Parcel Service Inc	20,584	21,381
XCEL Energy Inc	20,531	21,488
Dominion Resources Inc	18,985	19,236
HSBC Holdings Plc	18,469	18,583
General Dynamics Corp	17,894	18,090
United Technologies Corp	17,016	18,147
Southern Co	16,723	17,726
Berkshire Hathaway Inc	14,170	14,431
Rabobank Nederland NV	14,063	14,176
Deere & Co	13,893	14,141
Deutsche Bank AG	13,712	14,188
Commonwealth Bank of Australia	13,687	13,663

	$627,967	$640,925

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2010	June 30, 2009	2009	2008
Income and Return on Equity:
Net income (loss)	$139,828	$88,297	$246,215	$(175,318)
Net operating income (loss)	$99,455	$94,706	$208,907	$(143,752)
Average shareholders’ equity	$1,955,731	$1,292,381	$1,398,872	$1,426,927
Annualized return on average shareholders’ equity [a]	14.3%	13.7%	17.6%	(12.3%)
Annualized net operating return on average shareholders’ equity [a]	10.2%	14.7%	14.9%	(10.1%)

Book value and dividends per share:
Diluted book value per share	$24.55	$23.53	$27.36	$22.46
Dividends paid per share	$2.70	$0.18	$0.38	$0.36
Change in diluted book value per share	(10.3%)	4.8%	21.8%	(12.2%)
Dividend payout ratio [b]	20.6%	0.8%	1.7%	1.3%
Total return to shareholders [c]	10.3%	5.6%	23.5%	(10.9%)

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly shareholders’ equity balances. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly shareholders’ equity balances. The average shareholders’ equity for the quarter and six months ended June 30, 2010 has been weighted to include Harbor Point from May 12, 2010.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income available to common shareholders	$103,447	$43,758	$139,828	$88,297

Denominator:
Weighted average shares - basic
Outstanding [a]	90,745,497	56,667,784	73,429,084	56,467,022
Unvested restricted share units	296,804	398,514	350,363	384,773

	91,042,301	57,066,298	73,779,447	56,851,795

Share equivalents:
Warrants	420,613	473,707	526,539	462,437
Options	193,827	97,225	214,258	96,296
Employee Stock Purchase Plan	4,689	1,216	4,675	1,216

Weighted average shares - diluted [b]	91,661,430	57,638,446	74,524,919	57,411,744

Basic earnings per share	$1.14	$0.77	$1.90	$1.55

Diluted earnings per share	$1.13	$0.76	$1.88	$1.54

[a]	Includes weighted average unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income	$103,447	$43,758	$139,828	$88,297
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	11,540	2,162	12,776	1,877
Net foreign exchange gains, net of tax	(298)	(2,932)	(1,978)	(5,476)
Merger and acquisition expenses, net of tax	(55,915)	4,785	(51,171)	10,008

Net operating income	58,774	47,773	99,455	94,706

Weighted average shares outstanding:
Basic	91,042,301	57,066,298	73,779,447	56,851,795
Diluted	91,661,430	57,638,446	74,524,919	57,411,744
Basic per share data
Earnings per share	$1.14	$0.77	$1.90	$1.55
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	0.12	0.04	0.17	0.03
Net foreign exchange gains, net of tax	—	(0.05)	(0.03)	(0.10)
Merger and acquisition expenses, net of tax	(0.61)	0.08	(0.69)	0.18

Net operating income per share	$0.65	$0.84	$1.35	$1.66

Diluted per share data
Diluted earnings per share	$1.13	$0.76	$1.88	$1.54
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	0.12	0.04	0.17	0.03
Net foreign exchange gains, net of tax	—	(0.05)	(0.03)	(0.09)
Merger and acquisition expenses, net of tax	(0.61)	0.08	(0.69)	0.17

Net operating income per diluted share	$0.64	$0.83	$1.33	$1.65

[a]	Net realized and unrealized losses (gains) on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and income from equity method investments.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As at June 30, 2010	As at Dec. 31, 2009
Price per share at period end	$18.78	$22.30
Shareholders’ equity	$2,926,967	$1,564,633
Goodwill and intangible assets	$60,670	$48,686
Tangible book value	$2,866,297	$1,515,947
Basic common shares outstanding [a]	118,643,363	55,867,125
Add: unvested restricted stock units	201,618	406,514
Add: dilutive impact of warrants outstanding	197,219	683,163
Add: dilutive impact of options outstanding	198,454	221,656

Diluted shares outstanding [b]	119,240,654	57,178,458

Basic book value per share	$24.67	$28.01
Diluted book value per share	$24.55	$27.36

Basic tangible book value per share	$24.16	$27.13
Diluted tangible book value per share	$24.04	$26.51

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on non- hedge fund investments (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and earnings from equity method investments), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

Pro Forma Combined - Alterra Capital Holdings Limited and Harbor Point Limited

Selected Financial Information

The following presentation is for informational purposes only

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA COMBINED STATEMENTS OF INCOME [a] (unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
REVENUES
Gross premiums written	$476,550	$676,905	$337,048	$382,650	$564,251	$662,432
Reinsurance premiums ceded	(81,333)	(159,515)	(81,627)	(73,703)	(126,503)	(168,155)

Net premiums written	$395,217	$517,390	$255,421	$308,947	$437,748	$494,277

Net premiums earned	$368,061	$338,332	$347,833	$351,245	$366,130	$317,598
Net investment income	61,562	64,583	60,668	60,068	59,636	58,943
Net realized and unrealized (losses) gains on investments	(13,734)	13,280	18,004	29,622	22,462	20,722
Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	—
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	339	480	189	964	1,193	1,799

Total revenues	415,928	416,255	425,880	441,760	447,407	399,062

LOSSES AND EXPENSES
Net losses and loss expenses	213,517	210,543	166,573	181,064	186,301	178,130
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	14,332
Acquisition costs	64,315	53,998	54,042	59,613	53,317	47,611
Interest expense	8,061	5,226	6,978	6,292	5,146	4,351
Net foreign exchange (gains) losses	(1,622)	(869)	789	(116)	(5,571)	(1,911)
Merger and acquisition expenses	—	—	—	(41,350)	4,785	5,223
General and administrative expenses	60,137	51,611	66,157	57,048	53,979	57,508

Total losses and expenses	358,351	338,168	311,515	276,929	353,364	305,244

INCOME BEFORE TAXES	57,577	78,087	114,365	164,831	94,043	93,818
Income tax expense	4,294	1,311	5,686	2,910	3,206	1,990

NET INCOME	53,283	76,776	108,679	161,921	90,837	91,828

[a]	The information presented above is on a combined pro forma basis (after the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments). The pro forma financial information is provided for informational purposes only, to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred at the beginning of each calendar year presented. The pro forma data does not necessarily represent results that would have occurred if the amalgamation had taken place at the beginning of each calendar year presented, nor is it necessarily indicative of the future results.